Statement of Additional Information Supplement	226796 7/05

dated July 5, 2005

Putnam Tax Exempt Money Market Fund

Statement of Additional Information dated January 30, 2005

The following paragraph is added to the end of the section “Charges and Expenses – Management Fees” in the fund’s Statement of Additional Information:

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) in the additional amount of $46,531.94 for the period from July 1, 2005 through approximately December 31, 2005.  Were such waiver not in place, the Tax Exempt Money Market Fund’s performance would be lower.